                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                          AGGRESSIVE GROWTH FUND
                          BOND FUND
                          CAPITAL APPRECIATION FUND
                          EQUITY-INCOME FUND
                          GLOBAL ASSET ALLOCATION FUND
                          MONEY MARKET FUND
                          SOCIAL AWARENESS FUND

                    STANDARD CLASS

                    1300 South Clinton Street
                    Fort Wayne, Indiana 46802

                    PROSPECTUS May 1, 2004

Each fund is one of the Lincoln National Funds (funds) that sells its shares only to The Lincoln National Life Insurance Co. and its affiliates (Lincoln
Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

FUND OVERVIEW--
AGGRESSIVE GROWTH FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index and the S&P MidCap 400 Index was $695 to $16,998 million and $336 to $11,799 million as of December 31, 2003 respectively.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

          - a demonstrated ability to consistently increase revenues, earnings, and cash flow;

          -  capable management;

          -  attractive business niches; and

          -  a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends -- even above-average dividends -- does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

PORTFOLIO TURNOVER AND OTHER INFORMATION

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 94% in 2003 and 77% in 2002.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

HOW HAS THE FUND PERFORMED?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns

YEAR        ANNUAL TOTAL RETURN(%)
1995                 34.15%
1996                 17.02%
1997                 23.09%
1998                 -6.20%
1999                 42.43%
2000                 -2.69%
2001                -33.29%
2002                -30.22%
2003                 32.62%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

     The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AVERAGE ANNUAL TOTAL RETURN

                                           FOR PERIODS ENDED 12/31/03
                                   1 YEAR    5 YEARS    10 YEARS   LIFETIME*
AGGRESSIVE GROWTH                   32.62%    -3.07%       N/A       3.46%
RUSSELL MIDCAP GROWTH INDEX**       42.71%     2.01%       N/A       9.40%

     * The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.

     ** The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which is an index of the 1,000 largest U.S. companies based on total market capitalization.

The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

     SHAREHOLDER FEES (fees paid by the investor directly)

          Sales Charge (Load) Imposed on Purchases                                         N/A

          Deferred Sales Charge (Load)                                                     N/A

          Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A

          Redemption Fee                                                                   N/A

          Exchange Fee                                                                     N/A

          Account Maintenance Fee                                                          N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

          Management Fee                                                                  0.74%

          Distribution and/or Service (12b-1) fees                                        None

          Other Expenses                                                                  0.16%

          Annual Fund Operating Expenses                                                  0.90%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS        5 YEARS        10 YEARS
                $ 92         $ 287          $ 498         $  1,108

FUND OVERVIEW--
BOND FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:

          -  high-quality investment-grade corporate bonds;

          - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

          -  mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of

          -  U.S. corporate bonds rated lower than medium-grade (junk bonds);

          - investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and

          - high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team -- Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as; 1) Benchmark Structure -- does the security fit within the selected benchmark or the fund's guidelines, 2) Yield -- does the security meet minimum relative yield requirements of the portfolio versus the benchmark, 3) Liquidity -- does the security meet minimum liquidity and issue size requirements and 4) Expected Returns -- will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 652% in 2003 and 612% in 2002. These turnover rates are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

HOW HAS THE FUND PERFORMED?

The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns

YEAR     ANNUAL TOTAL RETURN(%)
1994             -4.18
1995             18.95
1996              2.31
1997              9.31
1998              9.56
1999             -3.27
2000             10.89
2001              9.18
2002             10.13
2003              7.28

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

     The fund's lowest return for a quarter occurred in the first quarter of 1994 at: (3.37%).

AVERAGE ANNUAL TOTAL RETURN

                                                FOR PERIODS ENDED 12/31/03
                                              1 YEAR     5 YEARS   10 YEARS
BOND                                           7.28%      6.71%      6.81%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX*       4.67%      6.66%      6.98%

     * The Lehman Brothers Government/Credit Index is Lehman Brothers' index of U.S. Government and corporate bonds, a widely-recognized unmanaged index of domestic bond prices.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

     SHAREHOLDER FEES (fees paid by the investor directly)

          Sales Charge (Load) Imposed on Purchases                                         N/A

          Deferred Sales Charge (Load)                                                     N/A

          Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A

          Redemption Fee                                                                   N/A

          Exchange Fee                                                                     N/A

          Account Maintenance Fee                                                          N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

          Management Fee                                                                  0.37%

          Distribution and/or Service (12b-1) fees                                        None

          Other Expenses                                                                  0.07%

          Annual Fund Operating Expenses                                                  0.44%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS        5 YEARS        10 YEARS
                $ 45         $ 141          $ 246          $ 555

FUND OVERVIEW--
CAPITAL APPRECIATION FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2003, the companies included in this index had an average market capitalization of approximately $100 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion, and small-sized U.S. companies, which have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies -- such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 21% in 2003 and 27% in 2002.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

HOW HAS THE FUND PERFORMED?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns

YEAR     ANNUAL TOTAL RETURN(%)
1995             28.69
1996             18.02
1997             25.28
1998             37.95
1999             45.45
2000            -15.85
2001            -25.88
2002            -26.96
2003             32.45

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

     The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.

AVERAGE ANNUAL TOTAL RETURN

                                           FOR PERIODS ENDED 12/31/03
                                   1 YEAR    5 YEARS    10 YEARS   LIFETIME*
CAPITAL APPRECIATION                32.45%    -2.58%       N/A       8.99%
RUSSELL 1000 GROWTH INDEX**         29.75%    -5.11%       N/A       9.21%

     * The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.

     ** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

     SHAREHOLDER FEES (fees paid by the investor directly)

          Sales Charge (Load) Imposed on Purchases                                         N/A

          Deferred Sales Charge (Load)                                                     N/A

          Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A

          Redemption Fee                                                                   N/A

          Exchange Fee                                                                     N/A

          Account Maintenance Fee                                                          N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

          Management Fee                                                                  0.73%

          Distribution and/or Service (12b-1) fees                                        None

          Other Expenses                                                                  0.09%

          Annual Fund Operating Expenses                                                  0.82%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS        5 YEARS        10 YEARS
                $ 84         $ 262          $ 455         $  1,014

FUND OVERVIEW--
EQUITY-INCOME FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:

          - normally investing at least 80% of the fund's assets in equity securities;

          - normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;

          - potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;

          -  investing in domestic and foreign issuers; and

          - using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of U.S. or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 134% in 2003 and 130% in 2002.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

HOW HAS THE FUND PERFORMED?

The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns

YEAR     ANNUAL TOTAL RETURN(%)
1995            34.74
1996            19.81
1997            30.68
1998            12.73
1999             6.27
2000            10.62
2001            -7.34
2002           -15.67
2003            32.35

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.

AVERAGE ANNUAL TOTAL RETURN

                                           FOR PERIODS ENDED 12/31/03
                                   1 YEAR    5 YEARS    10 YEARS   LIFETIME*
EQUITY-INCOME                       32.35%    3.98%        N/A       11.81%
RUSSELL 1000 VALUE INDEX**          30.03%    3.56%        N/A       11.88%

     * The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.

     ** The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.

FEES AND EXPENSES

The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

     SHAREHOLDER FEES (fees paid by the investor directly)

          Sales Charge (Load) Imposed on Purchases                                         N/A

          Deferred Sales Charge (Load)                                                     N/A

          Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A

          Redemption Fee                                                                   N/A

          Exchange Fee                                                                     N/A

          Account Maintenance Fee                                                          N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

          Management Fee                                                                  0.74%

          Distribution and/or Service (12b-1) fees                                        None

          Other Expenses                                                                  0.08%

          Annual Fund Operating Expenses                                                  0.82%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS        5 YEARS        10 YEARS
                $ 84         $ 262          $ 455         $  1,014

FUND OVERVIEW--
GLOBAL ASSET ALLOCATION FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:

          -  U.S. equities;

          -  international equities (including emerging markets);

          -  U.S. fixed income; and

          -  international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.

EQUITY ASSET CLASS

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.

FIXED INCOME ASSET CLASS

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

                                      GAA-1

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

PORTFOLIO TURNOVER AND OTHER INFORMATION

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 191% in 2003 and 133% in 2002.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day activities have been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:

          - the performance of each asset class and sub-class (where applicable); and

          - the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:

          - the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;

          - the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and

          - when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

                                      GAA-2

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

                                      GAA-3

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

HOW HAS THE FUND PERFORMED?

The bar chart and table that follow provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns

YEAR     ANNUAL TOTAL RETURN(%)
1994            -1.82
1995            23.95
1996            15.04
1997            19.47
1998            13.50
1999            11.33
2000            -5.44
2001            -7.88
2002           -11.89
2003            20.40

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.

AVERAGE ANNUAL TOTAL RETURN

Effective January 1, 2004, the fund changed its benchmark to the Global Securities Markets Index (GSMI). The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield

                                      GAA-4

Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global. The GSMI is believed by the manager to more closely match the investment strategy of the fund and therefore, is a more appropriate measurement of the performance. For comparison purposes, the indices of both the prior and current benchmarks are shown.

                                                FOR PERIODS ENDED 12/31/03
                                              1 YEAR     5 YEARS    10 YEARS
GLOBAL ASSET ALLOCATION                        20.40%     0.57%       6.92%
S&P 500 INDEX*                                -28.71%    -0.57%      11.10%
LEHMAN BROTHERS AGGREGATE BOND INDEX*           4.10%     6.66%       6.75%
MSCI EAFE INDEX*                              -39.17%    -0.26%       4.78%
GSMI**                                         26.48%     3.32%       8.35%

     * The S&P 500 Index is a widely recognized unmanaged index of 500 large-sized U.S. company stocks. The Lehman Brothers Aggregate Bond Index is Lehman Brothers' index of U.S. government, government agency, and corporate bonds, and also includes mortgage-backed securities. The MSCI EAFE Index is Morgan Stanley Capital International's aggregate index produced from the national stock market indices from Europe, Australasia and the Far East. All three are widely-recognized unmanaged indices reflecting the prices of the types of securities included in the index.

     **The GSMI is an unmanaged index consisting of various global securities and constructed as described above.

When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

     SHAREHOLDER FEES (fees paid by the investor directly)

          Sales Charge (Load) Imposed on Purchases                                         N/A

          Deferred Sales Charge (Load)                                                     N/A

          Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A

          Redemption Fee                                                                   N/A

          Exchange Fee                                                                     N/A

          Account Maintenance Fee                                                          N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

          Management Fee                                                                  0.74%

          Distribution and/or Service (12b-1) fees                                        None

          Other Expenses                                                                  0.32%

          Annual Fund Operating Expenses                                                  1.06%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS        5 YEARS        10 YEARS
               $  108        $ 337          $ 585         $  1,294

                                      GAA-5

FUND OVERVIEW--
MONEY MARKET FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:

          - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and [repurchase agreements that are fully collateralized by such obligations];

          - certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

          - commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

HOW HAS THE FUND PERFORMED?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns

YEAR     ANNUAL TOTAL RETURN(%)
1994             3.82
1995             5.67
1996             5.07
1997             5.14
1998             5.12
1999             4.74
2000             6.06
2001             4.06
2002             1.36
2003             0.68

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

     The fund's lowest return for a quarter occurred in the fourth quarter of 2003 at: 0.14%.

     The fund's 7-day yield ending December 31, 2003 was 0.61%.

AVERAGE ANNUAL TOTAL RETURN

                                                 FOR PERIODS ENDED 12/31/03
                                               1 YEAR    5 YEARS    10 YEARS
MONEY MARKET                                    0.68%     3.36%       4.16%
CITIGROUP 90 DAY T-BILL INDEX*                  1.07%     3.50%       4.29%

     * Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

     SHAREHOLDER FEES (fees paid by the investor directly)

          Sales Charge (Load) Imposed on Purchases                                         N/A

          Deferred Sales Charge (Load)                                                     N/A

          Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A

          Redemption Fee                                                                   N/A

          Exchange Fee                                                                     N/A

          Account Maintenance Fee                                                          N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

          Management Fee                                                                  0.42%

          Distribution and/or Service (12b-1) fees                                        None

          Other Expenses                                                                  0.10%

          Annual Fund Operating Expenses                                                  0.52%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS        5 YEARS        10 YEARS
                $ 53         $ 167          $ 291          $ 653

FUND OVERVIEW--
SOCIAL AWARENESS FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the companies included in the Russell 1000 Index had an average market capitalization of approximately $84 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:

          - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and

          - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

          - show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

          - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

          -  a long history of profit growth and dividend payment; and

          -  a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

SOCIAL STANDARDS

The fund will not knowingly buy or hold stocks of companies that engage in:

          - activities that result, or are likely to result, in damage to the natural environment;

          - production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;

          -  manufacture of, or contracting for, military weapons;

          -  liquor, tobacco or gambling businesses; and/or

          - the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

PERIOD OF DISINVESTMENT

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 60% in 2003 and 32% in 2002.

OTHER STRATEGIES

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

HOW HAS THE FUND PERFORMED?

The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns

YEAR     ANNUAL TOTAL RETURN(%)
1994             0.19
1995            42.83
1996            28.94
1997            37.53
1998            19.89
1999            15.44
2000            -8.33
2001            -9.50
2002           -22.14
2003            31.86

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.

AVERAGE ANNUAL TOTAL RETURN

                                                 FOR PERIODS ENDED 12/31/03
                                               1 YEAR    5 YEARS    10 YEARS
SOCIAL AWARENESS                               31.86%     -0.34%     11.58%
RUSSELL 1000 INDEX*                            29.89%     -0.13%     11.00%

     * The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

     SHAREHOLDER FEES (fees paid by the investor directly)

          Sales Charge (Load) Imposed on Purchases                                         N/A

          Deferred Sales Charge (Load)                                                     N/A

          Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A

          Redemption Fee                                                                   N/A

          Exchange Fee                                                                     N/A

          Account Maintenance Fee                                                          N/A

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

          Management Fee                                                                  0.36%

          Distribution and/or Service (12b-1) fees                                        None

          Other Expenses                                                                  0.07%

          Annual Fund Operating Expenses                                                  0.43%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS        5 YEARS        10 YEARS
                $ 44         $ 138          $ 241          $ 542

MANAGEMENT OF THE FUNDS

The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

MANAGER OF MANAGERS. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

INVESTMENT ADVISER AND SUB-ADVISERS: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DMC, either directly or through a sub-adviser, provides portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' board of trustees.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser. The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager.

FUND                                   INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND                 ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was 0.74% of the fund's average net assets).

                                       SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is T. Rowe
                                       Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.(1)

                                       PORTFOLIO MANAGER: Effective January 1, 2004, Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quantitative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School,
                                       University of Pennsylvania.(2)

BOND FUND                              ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was 0.37% of the fund's average net assets).

                                       SUB-ADVISER: None.

                                       PORTFOLIO MANAGER: Ryan Brist is a Senior Vice President of DMC. Mr. Brist is
                                       responsible for the management of the fund. Prior to joining DMC, Mr. Brist was
                                       Senior Trader and Corporate Specialist for Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at Dean
                                       Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.

(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, MA 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Eric M. Wetlaufer, CFA, the Managing Director and Chief Investment Officer of Putnam's MidCap Growth Equity Group.

                                      GPD-1

FUND                                   INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND              ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was 0.73% of the fund's average net assets).

                                       SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado
                                       80206. Janus is responsible for the day-to-day management of the fund's investments. Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 34 years.

                                       PORTFOLIO MANAGER: Mr. Blaine Rollins has been managing the fund since January 1,
                                       2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and has earned the right to use the
                                       Chartered Financial Analyst designation.

EQUITY-INCOME FUND                     ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was 0.74% of the fund's average net assets).

                                       SUB-ADVISER: Fidelity Management & Research Company (FMR) 82 Devonshire Street,
                                       Boston, MA 02109. FMR has served as the fund's sub-adviser since May 1, 2001, when it replaced Fidelity Management Trust Company (Fidelity Trust) as
                                       sub-adviser to the fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2003, FMR, including its affiliates, had approximately $699 billion in total assets under management. FMR Co., Inc. (FMRC)
                                       serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-owned subsidiary of FMR.

                                       PORTFOLIO MANAGER: Stephen DuFour is a vice president of Fidelity Investments.
                                       Mr. DuFour manages several other mutual funds for FMR, and other trust accounts for FMR and Fidelity Trust. Mr. DuFour has served as a portfolio manager for FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the
                                       University of Chicago.

GLOBAL ASSET ALLOCATION FUND           ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was 0.74% of the fund's average net assets).

                                       SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is UBS Global
                                       Asset Management (Americas) Inc. (UBS Global AM), One North Wacker Drive,
                                       Chicago, IL 60606.(1)

                                       PORTFOLIO MANAGER: Effective January 1, 2004, UBS Global AM's Investment
                                       Management Team serves as portfolio manager of the fund. The fund is managed by the asset allocation and currency team, but the full complement of UBS Global
                                       AM's investment professionals has an impact on the fund as the assets are actively allocated across seven equity and fixed income components with autonomous management teams that run dedicated strategies.(2)

(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, Massachusetts 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Putnam's Global Asset Allocation Team which had primary responsibility for the day-to-day management of the fund and all decisions concerning the size and amount of the investment in each investment category. Putnam's investment teams were responsible for specific investment categories and sectors and made all recommendations and decisions regarding the purchase and sale of individual securities.

                                      GPD-2

FUND                                   INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                 ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was 0.33% of the fund's average net assets).

                                       SUB-ADVISER: None

                                       PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                       Adams, Robert E. Ginsburg, Scott E. Decatur, and Francis X. Morris is responsible for the day-to-day management of the fund's investments. Mr. Adams, a Vice
                                       President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford
                                       University and received an MBA from the Wharton School of the University of
                                       Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of Pennsylvania. Dr. Decatur, a Vice President at
                                       DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co.
                                       prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D.
                                       in computer science from Harvard University. Mr. Morris, a Senior Vice President at DMC, served as Vice President and Director of Equity Research at PNC Asset
                                       Management prior to joining Delaware Investments in 1997. Mr. Morris holds a bachelor's degree from Providence College and an MBA from Widener University.

INTERNATIONAL FUND                     ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was 0.85% of the fund's average net assets).

                                       SUB-ADVISER: Delaware International Advisers Ltd. (DIAL), 80 Cheapside, London,
                                       England, EC2V 6EE. DIAL has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                       PORTFOLIO MANAGER(S): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E.
                                       Lewis of DIAL are primarily responsible for making day-to-day investment decisions for the fund and have been managing the fund since May, 1998. Mr.
                                       Gillmore has been active in investment management since 1982, and was a founding member of DIAL in 1990. He is a graduate of the University of Warwick. Ms.
                                       Desmond has been active in investment management since 1987, and with DIAL since
                                       1991. She graduated from Wellesley College, holds a Masters degree from Stanford
                                       University and has earned the right to use the Chartered Financial Analyst designation. Ms. Lewis joined Delaware in 1995, assuming analytical responsibilities in the Pacific Basin Team. She is a graduate of Pembroke
                                       College, Oxford University and is an Associate of the UK Society of Investment
                                       Professionals.

                                      GPD-3

FUND                                   INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
------------------------------------------------------------------------------------------------------------------------
MANAGED FUND                           ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was 0.40% of the fund's average net assets).

                                       SUB-ADVISER: None.

                                       PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                       Adams, Robert E. Ginsburg, Scott E. Decatur, Francis X. Morris and Christopher S.
                                       Beck is responsible for managing the process which determines the timing and the amount of the investments in each investment category. This team is also responsible for managing the stock category of the Fund. Mr. Adams, a Vice
                                       President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford
                                       University and received an MBA from the Wharton School of the University of
                                       Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of Pennsylvania. Dr. Decatur, a Vice President at
                                       DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co.
                                       prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D.
                                       in computer science from Harvard University. Mr. Morris, a Senior Vice President at DMC, served as Vice President and Director of Equity Research at PNC Asset
                                       Management prior to joining Delaware Investments in 1997. Mr. Morris holds a bachelor's degree from Providence College and an MBA from Widener University. Mr.
                                       Beck, a Senior Vice President at DMC, joined Delaware Investments in 1997. Mr.
                                       Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware.

                                       Ryan Brist, Senior Vice President of DMC, is responsible for the management of the debt obligations category of the fund. Prior to joining DMC, Mr. Brist was
                                       Senior Trader and Corporate Specialist for Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at Dean
                                       Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.

                                       Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a Short-Term Investment Manager with
                                       DMC, including Delaware Lincoln Investment Advisers and Lincoln Investment
                                       Management, Inc., since 1995 and has managed the money market category of the fund since October, 1997. She was a GIC Sales Executive for Lincoln Life from
                                       1992 to 1995. Ms. Lindholm holds an MBA from Indiana University. Ms. Lindholm has earned the right to use the designation of Chartered Financial Analyst and is a member of the Association of Investment Management Research.

MONEY MARKET FUND                      ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was 0.42% of the fund's average net assets).

                                       SUB-ADVISER: None.

                                       PORTFOLIO MANAGER: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund. Ms. Lindholm has been a Short-Term Investment Manager since 1995 and has managed the fund since October, 1997. She was a GIC Sales Executive for
                                       Lincoln Life from 1992 to 1995. Ms. Lindholm holds a MBA from Indiana University.
                                       Ms. Lindholm has earned the right to use the designation of Chartered Financial
                                       Analyst (CFA) and is a member of the Association of Investment Management
                                       Research.

                                      GPD-4

FUND                                   INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
------------------------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS FUND                  ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was 0.36% of the fund's average net assets).

                                       SUB-ADVISER: None.

                                       PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                       Adams, Robert E. Ginsburg, Scott E. Decatur, and Francis X. Morris is responsible for the day-to-day management of the fund's investments. Mr. Adams, a Vice
                                       President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford
                                       University and received an MBA from the Wharton School of the University of
                                       Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of Pennsylvania. Dr. Decatur, a Vice President at
                                       DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co.
                                       prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D.
                                       in computer science from Harvard University. Mr. Morris, a Senior Vice President at DMC, served as Vice President and Director of Equity Research at PNC Asset
                                       Management prior to joining Delaware Investments in 1997. Mr. Morris holds a bachelor's degree from Providence College and an MBA from Widener University.

SPECIAL OPPORTUNITIES FUND             ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was 0.42% of the fund's average net assets).

                                       SUB-ADVISER: None.

                                       PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                       Beck Christopher S. Adams, Robert E. Ginsburg and Scott E. Decatur is responsible for the day-to-day management of the fund's investments. Mr. Beck, a Senior Vice
                                       President at DMC, joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware. Mr. Adams, a Vice President at
                                       DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the University of Pennsylvania.
                                       Mr. Ginsberg, a Vice President at DMC, joined Delaware Investments in 1997 from
                                       Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of Pennsylvania. Dr. Decatur, a Vice President at DMC, was a
                                       quantitative research analyst at Grantham, Mayo, Van Otterloo & Co. prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D. in
                                       computer science from Harvard University.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:

          -  adding the values of all securities investments and other assets;

          -  subtracting liabilities (including dividends payable); and

          -  dividing by the number of shares outstanding.

                                      GPD-5

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:

          - equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and

          - debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities.

In certain circumstances, a fund may value its portfolio securities fair value as estimated in good faith under procedures established by each fund's board of trustees. Fair valuation may be used when market quotations are not readily available, or if extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. The estimated fair value of a security may be higher or lower than the security's closing price in the relevant market.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.

SHARE CLASSES

Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.

MARKET TIMING

The funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm a fund's performance. Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the funds and their shareholders, a fund will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the fund, has been or may be disruptive to any fund. In making this judgment, a fund may consider trading done in multiple accounts under common ownership or control.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

                                      GPD-6

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the fund's Standard Class shares for the past 5 years. The information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

                                   INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS FROM:
                                              NET REALIZED
                                                  AND
                NET ASSET                      UNREALIZED
                  VALUE            NET         GAIN (LOSS)     TOTAL FROM         NET         NET REALIZED
                BEGINNING      INVESTMENT          ON          INVESTMENT      INVESTMENT       GAIN ON          TOTAL
PERIOD ENDED    OF PERIOD     INCOME (LOSS)    INVESTMENTS     OPERATIONS        INCOME        INVESTMENTS     DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(10)

12/31/2003     $      6.539         (0.029)          2.162           2.133              --              --              --
12/31/2002     $      9.371         (0.036)         (2.796)         (2.832)             --              --              --
12/31/2001     $     17.644         (0.043)         (5.119)         (5.162)             --          (3.111)         (3.111)
12/31/2000     $     19.038         (0.083)         (0.279)         (0.362)             --          (1.032)         (1.032)
12/31/1999     $     13.367         (0.060)          5.732           5.672          (0.001)             --          (0.001)

Lincoln VIP Bond Fund(1),(6),(11)

12/31/2003     $     12.989          0.549           0.382           0.931          (0.578)         (0.119)         (0.697)
12/31/2002     $     12.382          0.675           0.560           1.235          (0.627)         (0.001)         (0.628)
12/31/2001     $     11.891          0.747           0.349           1.096          (0.605)             --          (0.605)
12/31/2000     $     11.436          0.787           0.426           1.213          (0.758)             --          (0.758)
12/31/1999     $     12.689          0.772          (1.180)         (0.408)         (0.845)             --          (0.845)

Lincoln VIP Capital Appreciation Fund(2),(12)

12/31/2003     $     12.678         (0.014)          4.129           4.115              --              --              --
12/31/2002     $     17.358         (0.032)         (4.648)         (4.680)             --              --              --
12/31/2001     $     25.345         (0.035)         (6.035)         (6.070)             --          (1.917)         (1.917)
12/31/2000     $     31.466         (0.047)         (4.694)         (4.741)             --          (1.380)         (1.380)
12/31/1999     $     21.772          0.007           9.839           9.846              --          (0.152)         (0.152)

Lincoln VIP Equity-Income Fund(2),(13)

12/31/2003     $     12.653          0.163           3.921           4.084          (0.142)             --          (0.142)
12/31/2002     $     15.339          0.162          (2.544)         (2.382)         (0.148)         (0.156)         (0.304)
12/31/2001     $     17.443          0.197          (1.420)         (1.223)         (0.177)         (0.704)         (0.881)
12/31/2000     $     22.047          0.164           1.583           1.747          (0.125)         (6.226)         (6.351)
12/31/1999     $     21.715          0.189           1.204           1.393          (0.171)         (0.890)         (1.061)

Lincoln VIP Global Asset Allocation Fund(2),(7),(14),(15)

12/31/2003     $     10.890          0.134           2.045           2.179          (0.365)             --          (0.365)
12/31/2002     $     12.563          0.221          (1.708)         (1.487)         (0.186)             --          (0.186)
12/31/2001     $     14.782          0.316          (1.410)         (1.094)         (0.050)         (1.075)         (1.125)
12/31/2000     $     16.793          0.393          (1.259)         (0.866)             --          (1.145)         (1.145)
12/31/1999     $     15.759          0.323           1.409           1.732          (0.266)         (0.432)         (0.698)

Lincoln VIP Growth and Income Fund(1),(8),(16)

12/31/2003     $     21.438          0.304           6.047           6.351          (0.287)             --          (0.287)
12/31/2002     $     27.849          0.275          (6.422)         (6.147)         (0.264)             --          (0.264)
12/31/2001     $     43.249          0.309          (3.823)         (3.514)         (0.278)        (11.608)        (11.886)
12/31/2000     $     51.710          0.482          (5.129)         (4.647)         (0.492)         (3.322)         (3.814)
12/31/1999     $     46.288          0.509           7.356           7.865          (0.497)         (1.946)         (2.443)

Lincoln VIP International Fund(2),(17)

12/31/2003     $      9.797          0.311           3.745           4.056          (0.233)             --          (0.233)
12/31/2002     $     11.155          0.199          (1.403)         (1.204)         (0.154)             --          (0.154)
12/31/2001     $     13.769          0.212          (1.469)         (1.257)         (0.259)         (1.098)         (1.357)
12/31/2000     $     14.374          0.287          (0.284)          0.003          (0.272)         (0.336)         (0.608)
12/31/1999     $     15.982          0.294           2.182           2.476          (0.529)         (3.555)         (4.084)

                                                                RATIO OF NET
                                                 RATIO OF        INVESTMENT                      NET ASSETS AT
                 NET ASSET                     EXPENSES TO        INCOME TO        PORTFOLIO     END OF PERIOD
                 VALUE END       TOTAL         AVERAGE NET       AVERAGE NET       TURNOVER         (000'S
PERIOD ENDED     OF PERIOD      RETURN(3)        ASSETS            ASSETS            RATE          OMITTED)
--------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(10)

12/31/2003     $      8.672          32.62%            0.90%           (0.39%)             94%   $    267,451
12/31/2002     $      6.539         (30.22%)           0.87%           (0.47%)             77%   $    213,893
12/31/2001     $      9.371         (33.29%)           0.81%           (0.40%)            112%   $    352,865
12/31/2000     $     17.644          (2.69%)           0.78%           (0.41%)            106%   $    591,414
12/31/1999     $     19.038          42.43%            0.87%           (0.48%)            209%   $    448,193

Lincoln VIP Bond Fund(1),(6),(11)

12/31/2003     $     13.223           7.28%            0.44%            4.13%             652%   $    855,329
12/31/2002     $     12.989          10.13%            0.44%(4)         5.29%             612%   $    770,020
12/31/2001     $     12.382           9.18%            0.53%            5.96%             712%   $    556,894
12/31/2000     $     11.891          10.89%            0.55%            6.55%             167%   $    337,187
12/31/1999     $     11.436          (3.27%)           0.53%            6.02%              39%   $    330,923

Lincoln VIP Capital Appreciation Fund(2),(12)

12/31/2003     $     16.793          32.45%            0.82%           (0.10%)             21%   $    789,544
12/31/2002     $     12.678         (26.96%)           0.80%           (0.21%)             27%   $    678,243
12/31/2001     $     17.358         (25.88%)           0.78%           (0.18%)             48%   $  1,125,648
12/31/2000     $     25.345         (15.85%)           0.76%           (0.15%)             62%   $  1,689,681
12/31/1999     $     31.466          45.45%            0.78%            0.03%              60%   $  1,913,076

Lincoln VIP Equity-Income Fund(2),(13)

12/31/2003     $     16.595          32.35%            0.82%            1.15%             134%   $    810,728
12/31/2002     $     12.653         (15.67%)           0.82%            1.16%             130%   $    618,330
12/31/2001     $     15.339          (7.34%)           0.80%            1.23%             127%   $    799,166
12/31/2000     $     17.443          10.62%            0.79%            0.89%             143%   $    866,074
12/31/1999     $     22.047           6.27%            0.79%            0.86%             191%   $    990,758

Lincoln VIP Global Asset Allocation Fund(2),(7),(14),(15)

12/31/2003     $     12.704          20.40%            1.06%            1.16%             191%   $    257,804
12/31/2002     $     10.890         (11.89%)           1.00%            1.88%             133%   $    242,101
12/31/2001     $     12.563          (7.88%)           0.96%            2.38%             186%   $    322,310
12/31/2000     $     14.782          (5.44%)           0.94%            2.51%             154%   $    389,004
12/31/1999     $     16.793          11.33%            0.91%            2.05%             134%   $    490,804

Lincoln VIP Growth and Income Fund(1),(8),(16)

12/31/2003     $     27.502          29.71%            0.38%            1.28%              72%   $  2,242,161
12/31/2002     $     21.438         (22.07%)           0.36%(4)         1.13%              68%   $  1,911,558
12/31/2001     $     27.849         (11.21%)           0.36%            0.94%              78%   $  2,916,463
12/31/2000     $     43.249          (9.63%)           0.36%            1.00%              65%   $  3,612,222
12/31/1999     $     51.710          17.54%            0.36%            1.05%              16%   $  4,709,687

Lincoln VIP International Fund(2),(17)

12/31/2003     $     13.620          41.62%            1.04%            2.81%              14%   $    352,183
12/31/2002     $      9.797         (10.78%)           1.02%            1.84%               9%   $    255,516
12/31/2001     $     11.155          (9.96%)           0.99%            1.74%              13%   $    320,680
12/31/2000     $     13.769           0.11%            0.96%            2.13%               7%   $    403,589
12/31/1999     $     14.374          17.20%            0.92%            2.05%              12%   $    526,317

                                      GPD-7

                                   INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS FROM:
                                              NET REALIZED
                                                  AND
                NET ASSET                      UNREALIZED
                  VALUE            NET         GAIN (LOSS)     TOTAL FROM         NET         NET REALIZED
                BEGINNING      INVESTMENT          ON          INVESTMENT      INVESTMENT       GAIN ON          TOTAL
PERIOD ENDED    OF PERIOD     INCOME (LOSS)    INVESTMENTS     OPERATIONS        INCOME        INVESTMENTS     DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Managed Fund(1),(9),(18)

12/31/2003     $     11.881          0.245           2.458           2.703          (0.285)             --          (0.285)
12/31/2002     $     13.825          0.347          (1.878)         (1.531)         (0.413)             --          (0.413)
12/31/2001     $     16.918          0.443          (0.631)         (0.188)         (0.464)         (2.441)         (2.905)
12/31/2000     $     18.910          0.628          (0.865)         (0.237)         (0.660)         (1.095)         (1.755)
12/31/1999     $     18.971          0.622           0.767           1.389          (0.552)         (0.898)         (1.450)

Lincoln VIP Money Market Fund(19)

12/31/2003     $     10.000          0.068              --           0.068          (0.068)             --          (0.068)
12/31/2002     $     10.003          0.136              --           0.136          (0.139)             --          (0.139)
12/31/2001     $     10.000          0.397              --           0.397          (0.394)             --          (0.394)
12/31/2000     $     10.000          0.590              --           0.590          (0.590)             --          (0.590)
12/31/1999     $     10.000          0.468              --           0.468          (0.468)             --          (0.468)

Lincoln VIP Social Awareness Fund(2),(20)

12/31/2003     $     19.875          0.222           6.099           6.321          (0.195)             --          (0.195)
12/31/2002     $     25.810          0.233          (5.951)         (5.718)         (0.217)             --          (0.217)
12/31/2001     $     37.208          0.227          (2.822)         (2.595)         (0.174)         (8.629)         (8.803)
12/31/2000     $     44.292          0.267          (3.549)         (3.282)         (0.282)         (3.520)         (3.802)
12/31/1999     $     40.283          0.319           5.649           5.968          (0.296)         (1.663)         (1.959)

Lincoln VIP Special Opportunities Fund, Inc.(1),(21)

12/31/2003     $     22.471          0.390           7.227           7.617          (0.335)             --          (0.335)
12/31/2002     $     26.006          0.418          (3.467)         (3.049)         (0.365)         (0.121)         (0.486)
12/31/2001     $     25.846          0.431           0.098           0.529          (0.369)             --          (0.369)
12/31/2000     $     28.225          0.536           3.153           3.689          (0.494)         (5.574)         (6.068)
12/31/1999     $     33.416          0.482          (1.779)         (1.297)         (0.373)         (3.521)         (3.894)

                                                                RATIO OF NET
                                                 RATIO OF        INVESTMENT                      NET ASSETS AT
                 NET ASSET                     EXPENSES TO        INCOME TO        PORTFOLIO     END OF PERIOD
                 VALUE END       TOTAL         AVERAGE NET       AVERAGE NET       TURNOVER         (000'S
PERIOD ENDED     OF PERIOD      RETURN(3)        ASSETS            ASSETS            RATE          OMITTED)
--------------------------------------------------------------------------------------------------------------
Lincoln VIP Managed Fund(1),(9),(18)

12/31/2003     $     14.299          22.90%            0.50%            1.90%             237%   $    587,274
12/31/2002     $     11.881         (11.08%)           0.47%(4)         2.69%             318%   $    524,827
12/31/2001     $     13.825          (1.58%)           0.47%            2.93%             355%   $    690,682
12/31/2000     $     16.918          (1.41%)           0.44%            3.46%             110%   $    759,875
12/31/1999     $     18.910           7.72%            0.42%            3.25%              45%   $    927,572

Lincoln VIP Money Market Fund(19)

12/31/2003     $     10.000           0.68%            0.52%            0.69%             N/A    $    350,584
12/31/2002     $     10.000           1.36%            0.49%(4)         1.35%             N/A    $    519,071
12/31/2001     $     10.003           4.06%            0.54%            3.75%             N/A    $    430,205
12/31/2000     $     10.000           6.06%            0.58%            5.91%             N/A    $    253,097
12/31/1999     $     10.000           4.74%            0.59%            4.68%             N/A    $    234,676

Lincoln VIP Social Awareness Fund(2),(20)

12/31/2003     $     26.001          31.86%            0.43%            0.99%              60%   $  1,062,079
12/31/2002     $     19.875         (22.14%)           0.40%(4)         1.03%              32%   $    857,646
12/31/2001     $     25.810          (9.50%)           0.40%            0.75%              49%   $  1,274,803
12/31/2000     $     37.208          (8.33%)           0.38%            0.64%              76%   $  1,510,276
12/31/1999     $     44.292          15.44%            0.38%            0.79%              24%   $  1,946,179

Lincoln VIP Special Opportunities Fund, Inc.(1),(21)

12/31/2003     $     29.753          33.99%            0.52%            1.56%              80%   $    541,170
12/31/2002     $     22.471         (11.75%)           0.47%(4)         1.67%              55%   $    439,984
12/31/2001     $     26.006           2.16%            0.48%            1.65%              73%   $    539,870
12/31/2000     $     25.846          16.04%            0.49%            2.15%              75%   $    536,287
12/31/1999     $     28.225          (4.48%)           0.44%            1.46%              96%   $    665,642

(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln National Bond Fund, Inc. Lincoln National Growth and Income Fund, Inc. Lincoln National Managed Fund, Inc. Lincoln National Money Market Fund, Inc. Lincoln National Social Awareness Fund, Inc. and Lincoln National Special Opportunities Fund, Inc. would have been 0.46%, 0.38%, 0.49%, 0.51%, 0.42% and 0.49%, respectively.

(5) Commencing May 1, 1999, Putnam Investments replaced Lynch & Mayer as the sub-adviser of the fund. Effective January 1, 2004, T. Rowe Price Associates, Inc. replaced Putnam Investments, as sub-advisor of the fund.

(6) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain
     (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(7) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
     (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(8) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisors as the sub-advisor of the fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

                                      GPD-8

(9) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
     (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(10) Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc. was merged into the Lincoln VIP Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

(11) Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Lincoln VIP Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.

(12) Effective April 30, 2003, the Lincoln National Capital Appreciation Fund, Inc. was merged into the Lincoln VIP Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

(13) Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Lincoln VIP Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

(14) Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund, Inc. was merged into the Lincoln VIP Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

(15) Effective January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as sub-adviser of the fund.

(16) Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Lincoln VIP Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

(17) Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the Lincoln VIP International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

(18) Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Lincoln VIP Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

(19) Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Lincoln VIP Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

(20) Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc. was merged into the Lincoln VIP Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

(21) Effective April 30, 2003, the Lincoln National Special Opportunities Fund, Inc. was merged into the Lincoln VIP Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.

GENERAL INFORMATION

If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements, at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

                                      GPD-9

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2004, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090

                                     GPD-10